AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON AUGUST 7, 2019

THIS AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON August 7, 2019 (the "Amendment") is entered into as of June 15, 2020 (the "Effective Date"), by and between Ethema Health Corporation, a Colorado corporation (the "Company"), and Auctus Fund, LLC, a Delaware limited liability company (the "Holder") (collectively the "Parties").

BACKGROUND

A. The Company and Holder are the parties to that certain convertible promissory note originally issued by the Company to the Holder on August 7, 2019, in the original principal amount of $225,000.00 (the "Note");

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Parties wish to waive default interest and penalties (if any) that may have accrued as of the Effective Date under the Note.

2. The Parties hereby agree that the Holder shall not effectuate a conversion under the Note after the Effective Date so long as the Company complies with the terms of this Amendment.

3. The Company shall make nine (9) cash payments to the Holder, totaling $225,000, pursuant to Schedule A attached hereto (the "Payment Schedule") for the full repayment of the Note.

4. An Event of Default (as defined in the Note) under the Note shall not occur unless the Company fails to comply with the Payment Schedule.

5. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Ethema Health Corporation

By: ______________________
Name: Shawn Leon
Title: Chief Executive Officer

Auctus Fund, LP

DocuSigned by:

By: ______________________
1AB3B96EC18C415...
Name: Lou Posner
Title: Managing Member

SCHEDULE A

Payment #1............................$25,000.00.......................On or before October 1, 2020

Payments # 2-9.....................$25,000.00.........................On or before 1st of Each Month Thereafter

Auctus Fund, LLC – Wiring Instructions

Account Name:	Auctus Fund, LLC
Account Address:	545 Boylston Street, 2nd Floor, Boston, MA 02116
ABA Routing Number:	221172186
Account Number:	6500275802
Bank Name:	People's United Bank
Bank Address:	850 Main Street, Bridgeport, CT 06604